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                                                                EXHIBIT 10(b)


                      THIRD AMENDMENT TO LOAN AGREEMENT
                          AND OTHER LOAN DOCUMENTS

        THIS THIRD AMENDMENT TO LOAN AGREEMENT AND OTHER LOAN DOCUMENTS (this "Amendment") dated as of August 28, 1997 (the "Effective Date"), is entered into by MARTIN INDUSTRIES, INC., a Delaware corporation which is the successor by merger to Martin Industries, Inc., an Alabama corporation (the "Borrower"), and AMSOUTH BANK, an Alabama banking corporation formerly doing business as AmSouth Bank N.A., a national banking association, and AmSouth Bank of Alabama, an Alabama banking corporation (the "Lender").

                                  RECITALS

        A. The Borrower and the Lender are parties to a certain Loan Agreement dated as of January 7, 1993, as amended by letter of April 5, 1994, and as assumed and modified by an Assumption and Modification Agreement dated February 17, 1995, and as further modified and amended by a First Amendment to Loan Agreement and Other Loan Documents dated as of March 15, 1995, and as further modified and amended by a Second Amendment to Loan Agreement and Other Documents dated as of March 28, 1996 (the "Loan Agreement").

        B. The Borrower and the Lender wish further to amend the Loan Agreement to make the changes set forth in this Amendment.

                                  AGREEMENT

        NOW, THEREFORE, in consideration of the foregoing recitals and in further consideration of the mutual agreements set forth herein, effective as of the Effective Date, the Borrower and the Lender hereby agree as follows:

        1.      DEFINITIONS.    Capitalized terms used in this Agreement and
not otherwise defined herein have the meanings defined for them in the Loan Agreement.

        2. REPRESENTATIONS AND WARRANTIES OF BORROWER. The Borrower represents and warrants to the Lender that as of the Effective Date no Event of Default (nor any event that upon notice or lapse of time or both would constitute an Event of Default) exists under the Loan Agreement or any of the other Loan Documents.

        3. AMENDMENTS TO LOAN AGREEMENT AS OF EFFECTIVE DATE. Effective as of the Effective Date, the Loan Agreement is amended as follows:

        (a)     The following new definition is added in alphabetical order in
Section 1.02:

                THIRD AMENDMENT shall mean the Third Amendment to Loan Agreement and Other Loan Documents between the Borrower and the Lender as of August 28, 1997, which document amends certain of the provisions of this Agreement.

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        (b)     The following definitions are amended as follows:

                MAXIMUM LINE OF CREDIT  shall mean $30,000,000.

                LIBOR-BASED RATE shall mean a fixed rate one hundred twenty-five (125) basis points in excess of the rate of interest determined by the British Bankers Association, as reported in the Wall Street Journal, of the cost of funds available to the Lender from the purchase on the London interbank market of funds in the form of time deposits in United States dollars in the approximate amount of the Maximum Line of Credit having a one month maturity, adjusted for any applicable LIBOR Reserve Requirement.

        (c) The date "May 31, 1993" in the definition of "Line of Credit Termination Date" in Section 1.02, which was previously extended to July 31, 1997, is further amended to read "July 31, 1999."

        (d) The figure "$15,000,000" that appears in two places in the definition of "Maximum Line of Credit", which was previously amended to $20,000,000, is further amended to read $30,000,000.

        (e)     The figure "$15,000,000" that appears in the fourth line of
        Section 3.02, which was previously amended to "$20,000,000", is further amended to read "$30,000,000".

        4. MODIFIED LINE OF CREDIT NOTE. To evidence certain of the changes effected by this Amendment, the Borrower shall execute and deliver to the Lender a Modified, Amended and Restated Line of Credit Note substantially in the form attached hereto as Exhibit A (the "Modified Line of Credit Note"). Commencing on the Effective Date the Modified, Amended and Restated Line of Credit Note shall be the "Line of Credit Note" referred to in the Loan Agreement and the other Loan Documents. The Lender may retain the original Line of Credit Note dated January 7, 1993 and the Modified, Amended and Restated Line of Credit Note dated March 15, 1995, in its file along with the Modified, Amended and restated Line of Credit Note of even date until the indebtedness evidenced thereby has been paid in full and the Line of Credit has been terminated as set forth in the Loan Agreement.

        5. REFERENCES IN LOAN DOCUMENTS. Effective as of the Effective Date, all references in the Loan Documents to the "Loan Agreement" shall mean the Loan Agreement, as heretofore modified and amended and as further modified and amended by this Amendment, and all references to the "Line of Credit Note" shall mean the Modified, Amended and Restated Line of Credit Note referred to in this Amendment. Effective as of the Effective Date, the words "fifteen million dollars" and figure "$15,000,000" as used in any of the Loan Documents to refer to the maximum principal amount of the Line of Credit Master Note, as amended to "twenty million dollars" and "$20,000,000", are further amended to read "thirty million dollars" and $30,000,000" respectively.

        6. LOAN DOCUMENTS TO REMAIN IN EFFECT. Except as specifically modified by this Amendment, the Loan Agreement and the other Loan Documents shall remain in full force and effect in accordance with their respective terms.

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        7.      NO NOVATION, ETC.  Nothing contained in this Amendment
shall be deemed to constitute a novation of the terms of the Loan Documents, or impair any Liens granted to the Lender thereunder, or affect any of the rights, powers or remedies of the Lender thereunder or constitute a waiver of any provision thereof, except as specifically set forth in this Amendment.

        8. GOVERNING LAW, SUCCESSORS AND ASSIGNS, ETC. This Amendment shall be governed by and construed in accordance with the laws of the State of Alabama and shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

        9.      DATE.   The date of this Amendment is intended as and for a
date for the convenient identification of this Amendment and for determining the Effective Date hereof, and is not intended to indicate that this Amendment was executed and delivered on said date.

        10.     SEVERABILITY.   If any provision of this Amendment shall be
invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

        11.     COUNTERPARTS.   This Amendment may be executed in any number of
counterparts, each of which so executed shall be deemed an original, but all counterparts shall together constitute but one and the same instrument.

        12.     NO WAIVER.   Nothing contained herein shall be construed as
a waiver, acknowledgment or consent to any breach of or Event of Default under the Agreement and the Loan Documents not specifically mentioned herein, and the consents granted herein are effective only in the specific instance and for the purposes for which given.

        IN WITNESS WHEREOF, the Borrower and the Lender have caused this Amendment to be executed and delivered by their duly authorized representatives, effective as of the date first set forth above.

                                                MARTIN INDUSTRIES, INC.,
                                                a Delaware corporation

                                                By:  /s/ Roderick V. Schlosser
                                                    ---------------------------
                                                Its: Vice President of Finance
                                                     and Treasurer
                                                    ---------------------------

                                                AMSOUTH BANK,
                                                an Alabama banking corporation

                                                By:  /s/ Michael W. Allen
                                                    ---------------------------
                                                     Michael W. Allen
                                                     Senior Vice President